Exhibit A
        Rule 24 Reporting Requirement No. 2


ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period July 1, 2005 - September 30, 2005 Notes issued from 12/2/01 to 9/30/2005

------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------


 Type of       Interest     Date of                                                                     Maximum Loan
 Security        Rate       Issuance  Maturity Date      Lending Company         Borrowing Company        Amount
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +                            Enron Caribbean Basin
 Term Loan   250 bp         5/7/2002    5/7/2012     LLC                      Enron South America LLC   $  1,750,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +
Demand Loan  250 bp         5/20/2002   On Demand    Enron Corp               SJG Vendor LLC            $    500,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                                                     Portland General
Demand Loan  250 bp         6/19/2002   On Demand    Enron Corp               Holdings, Inc.            $  2,200,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                                                     Enron Dutch Holdings
Demand Loan  250 bp         6/5/2002    On Demand    Enron Corp               B.V.                      $  6,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron North America
Demand Loan  250 bp         8/15/2002   On Demand    Corp.                    EBF LLC                   $  1,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +
 Term Loan   250 bp         8/30/2004   On Demand    Enron Corp               Calypso Pipeline, LLC     $     50,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron North America      St. Lucie Development
Demand Loan  250 bp         9/25/2002   On Demand    Corp.                    Company, LLC              $     68,159
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
Demand Loan  5%            12/31/2001   On Demand    Gulf Company Ltd.        Enron Corp                $ 56,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +
Demand Loan  250 bp        10/25/2002   On Demand    Enron Corp               Enron Global LNG LLC      $  2,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron North America      Pompano Beach Energy
Demand Loan  250 bp        10/22/2002   On Demand    Corp.                    Center, LLC               $      1,300
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron North America      Brave Land Development
Demand Loan  250 bp        10/22/2002   On Demand    Corp.                    Company, LLC              $    443,500
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron Energy Services,
Demand Loan  250 bp        11/12/2002   On Demand    Inc.                     Enron Corp                $150,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron Energy Services,
Demand Loan  250 bp         5/2/2003    On Demand    Inc.                     Enron Corp                $140,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +
Demand Loan  250 bp         12/3/2002   On Demand    NETCO Holdings LLC       Enron Corp                $250,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             As Mutually               As Mutually                            Enron Development
 Term Loan   Agreed        12/20/2002    Agreed      Enron Corp               Funding Ltd.              $200,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron North America      Volunteer Land
Demand Loan  250 bp         9/10/2002   On Demand    Corp.                    Development Company LLC   $    211,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
                                                                              Enron Capital & Trade
             1 Mo LIBOR +                            Enron North America      Resources Mexico
Demand Loan  250 bp         7/16/2003   On Demand    Corp.                    Holdings BV.              $    500,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                                                     Enron Caribbean Basin
Demand Loan  250 bp         4/5/2002    On Demand    Southern Cone Gas Ltd.   LLC                       $    600,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron Energy Services
Demand Loan  250 bp         8/25/2003   On Demand    Operations, Inc.         Enron Corp                $ 60,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +
Demand Loan  250 bp         8/19/2004   On Demand    Enron Power Corp.        Lingtec Constructors L.P. $    322,800
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +
Demand Loan  250 bp         4/1/2002    On Demand    Enron Corp               Enron Liquid Fuels, Inc.  $    200,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron Liquid Fuels,
Demand Loan  250 bp         1/1/2002    On Demand    Inc.                     Enron Corp                $  1,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                                                     Enron Fuels
Demand Loan  250 bp         3/1/2003    On Demand    Enron Corp               International, Inc.       $    200,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                                                     Enron Freight Markets
Demand Loan  250 bp        10/10/2003   On Demand    Enron Corp               Corp.                     $    200,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron Freight Markets
Demand Loan  250 bp         1/1/2002    On Demand    Corp.                    Enron Corp                $  5,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------




                                       --------------------------------------------
                                         For the period 7/1/2005 through 9/30/2005
------------    ---------------- ----- -------------- -------------- -------------- -------------
                  Principle                                                           Principle
                  & Accrued                                              Accrued      & Accrued
 Type of          Interest                                               Interest     Interest
 Security         06/30/2005              Advances      Repayments       09/30/05     09/30/2005*
------------    ---------------- ----- -------------- -------------- -------------- -------------
 Term Loan      $  1,829,657           $        -     $   -          $   25,951     $  1,855,608
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $    316,460           $        -     $   -          $    4,517     $    320,977
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $    507,012           $        -     $   -          $    7,163     $    514,176
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $  6,277,850           $        -     $   -          $   88,042     $  6,365,892
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $     18,424           $        -     $   -          $        -     $     18,424
------------    ---------------- ----- -------------- -------------- -------------- -------------

 Term Loan      $     90,633           $        -     $   -          $    1,301     $     91,934
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $      1,467           $        -     $   -          $       21     $      1,488
------------    ---------------- ----- -------------- -------------- -------------- -------------
Demand Loan     $ 30,536,970           $        -     $   -          $  228,032     $ 30,765,001
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $    273,843           $   11,290     $   -          $    4,091     $    289,224
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $        638           $        -     $   -          $      (25)    $        613
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $         -            $        -     $   -          $        -     $          -
------------    ---------------------------------------------------- -------------- -------------
                see loan immediately below issued 5/2/2003 for
Demand Loan     aggregate position                                                  $          -
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $147,504,116           $        -     $  -           $3,798,450     $151,302,567
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $264,901,169           $        -     $  -           $3,798,450     $268,699,619
------------    ---------------- ----- -------------- -------------- -------------- -------------

 Term Loan      $227,298,105           $        -     $  -           $3,370,658     $230,668,763
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $         -            $        -     $  -           $        -     $          -
------------    ---------------- ----- -------------- -------------- -------------- -------------


Demand Loan     $    330,408           $  178,000     $  -           $    6,572     $    514,981
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $         -            $        -     $  -           $        -     $          -
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $ 16,139,506           $   47,070     $  -           $  911,628     $ 17,098,205
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $    316,924           $        -     $  -           $    4,643     $    321,567
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $       (980)          $        -     $  -           $        -     $       (980)
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $     27,863           $        -     $  -           $        0     $     27,863
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $    332,191           $        -     $  -           $    4,846     $    337,037
------------    ------------------------------------- -------------- -------------- -------------
                see loan immediately below issued 1/1/2002 for
Demand Loan     aggregate position                                                  $          -
------------    ------------------------------------- -------------- -------------- -------------

Demand Loan     $    119,443           $    1,942     $  -           $    1,652     $    123,037
------------    ---------------- ----- -------------- -------------- -------------- -------------




ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period July 1, 2005 - September 30, 2005
Notes issued from 12/2/01 to 9/30/2005


------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------


 Type of       Interest     Date of                                                                     Maximum Loan
 Security        Rate       Issuance  Maturity Date      Lending Company         Borrowing Company        Amount
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             10.0% per                                                        EOTT Energy Partners,
 Term Loan   annum         12/31/2002   10/1/2005    Enron Corp               L.P.                      $  6,211,673
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron North America      Enron Natural Gas
Demand Loan  250 bp         11/3/2003   On Demand    Corp.                    Marketing Corp.           $    100,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron North America
Demand Loan  250 bp         11/3/2003    On Demand   Corp.                    Enron Finance Corp.       $    100,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +
Demand Loan  250 bp         6/23/2003   On Demand    Enron Operations, L.P.   Enron Corp                $     50,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
                                                                              Enron Operations, L.P.
             1 Mo LIBOR +               Assumed                               (assumed by EOC
Term Loan    250 bp         10/3/2003   10/8/03      Enron Corp               Preferred)                $  2,500,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +
Demand Loan  250 bp        11/19/2003   On Demand    Enron Corp               EOC Preferred, L.L.C.     $    652,906
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                                                     Enron Broadband
Demand Loan  250 bp         12/2/2001   On Demand    Enron Corp               Services, Inc.            $ 50,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron North America
Demand Loan  250 bp         12/2/2003   On Demand    Corp.                    EGS New Ventures Corp.    $     25,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
                                                     Master Land
             1 Mo LIBOR +                            Development Holdings     Enron North America
Demand Loan  250 bp         5/26/2003   On Demand    Company, L.L.C.          Corp.                     $    800,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                                                     Enron Transportation
Demand Loan  250 bp         12/2/2001   On Demand    Enron Corp               Services, LLC             $ 10,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +
Demand Loan  250 bp         12/8/2003   On Demand    Enron Corp               EnRock, L.P.              $    500,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                                                     Enron Communications
Demand Loan  250 bp         12/8/2003   On Demand    Enron Corp               Leasing Corp.             $    500,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                                                     Enron Broadband
Demand Loan  250 bp         12/8/2003   On Demand    Enron Corp               Services, L.P.            $    500,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron North America
Demand Loan  250 bp         12/9/2003   On Demand    Corp.                    TLS Investors, L.L.C.     $    200,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                                                     Enron North America
Demand Loan  250 bp         12/9/2003   On Demand    TLS Investors, L.L.C.    Corp.                     $      5,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                                                     Enron Energy Services,
Demand Loan  250 bp         12/8/2003   On Demand    Enron Corp               L.L.C.                    $    200,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                                                     Enron Europe Operations
Demand Loan  250 bp        12/11/2003   On Demand    Enron Corp               (Advisor) Limited         $  1,700,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +
Demand Loan  250 bp         12/2/2001   On Demand    Enron Corp               Enron Net Works LLC       $280,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                                                     Enron Property &
Demand Loan  250 bp         12/2/2001   On Demand    Enron Corp               Services Corp.            $ 60,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
                                                                              Enron Energy
             1 Mo LIBOR +                            Enron Energy Services    Information Solutions,
Demand Loan  250 bp        12/18/2003   On Demand    Operations, Inc,         Inc.                      $     25,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron Caribbean
Demand Loan  250 bp        10/30/2003   On Demand    Holdings Ltd.            The Protane Corporation   $  1,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron Energy Services
Demand Loan  250 bp        12/22/2003   On Demand    Operations, Inc.         Tenant Services, Inc.     $     25,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron Transportation     Enron Asset Management
Demand Loan  250 bp         2/3/2004    On Demand    Services, LLC            Resources, Inc.           $     25,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron Transportation     Enron Pipeline Services
Demand Loan  250 bp         2/3/2004    On Demand    Services, LLC            Company                   $     25,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Enron Operations
Demand Loan  250 bp         4/12/2004   On Demand    Services, LLC            Enron Corp                $ 30,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------



                                       --------------------------------------------
                                         For the period 7/1/2005 through 9/30/2005
------------    ---------------- ----- -------------- -------------- -------------- -------------
                  Principle                                                           Principle
                  & Accrued                                              Accrued      & Accrued
 Type of          Interest                                               Interest     Interest
 Security         06/30/2005              Advances      Repayments       09/30/05     09/30/2005*
------------    ---------------- ----- -------------- -------------- -------------- -------------
 Term Loan      $          0           $       -      $      -       $        -     $          0
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $    794,537           $       -      $      -       $   11,529     $    806,066
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $    101,608           $       -      $      -       $    1,450     $    103,057
------------    ---------------------------------------------------- -------------- -------------
                see loan below issued 11/19/2003 for aggregate
Demand Loan     position                                                            $          -
------------    ---------------------------------------------------- -------------- -------------

                see loan immediately below issued 11/19/2003 for
Term Loan       aggregate position                                                  $          -
------------    ---------------------------------------------------- -------------- -------------

Demand Loan     $    765,174           $        -      $       -     $   10,447     $    775,621
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $ 45,292,274           $   49,391      $       -     $  664,161     $ 46,005,825
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $         -            $        -      $       -     $        -     $          -
------------    ---------------- ----- -------------- -------------- -------------- -------------


Demand Loan     $      7,524           $        -      $       -     $   (7,524)    $          -
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $  2,455,202           $      303      $       -     $   35,202     $  2,490,706
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $    115,575           $        -      $       -     $    1,693     $    117,268
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $    108,415           $        -      $   (5,291)   $    1,533     $    104,657
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $    310,607           $        -      $       -     $    4,517     $    315,124
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $         -            $        -      $       -     $        -     $          -
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $         -            $        -      $       -     $        -     $          -
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $  4,916,039           $        -      $       -     $   71,711     $  4,987,750
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $  1,649,942           $        -      $       -     $   23,398     $  1,673,340
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $240,799,051           $7,992,128     $   (34,082)   $3,547,759     $252,304,856
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $ 63,092,777           $  100,776     $  (615,080)   $  889,389     $ 63,467,863
------------    ---------------- ----- -------------- -------------- -------------- -------------


Demand Loan     $        585           $      295     $       (0)    $       11     $        891
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $    992,493           $        -     $       -      $   14,077     $  1,006,571
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $        188           $        -     $       -      $        3     $        190
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $         77           $        -     $       -      $        1     $         79
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $         -            $        -     $       -      $        -     $          -
------------    ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan     $    (24,515)          $        -     $       -      $     (365)    $    (24,880)
------------    ---------------- ----- -------------- -------------- -------------- -------------




ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period July 1, 2005 - September 30, 2005
Notes issued from 12/2/01 to 9/30/2005


------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------


 Type of       Interest     Date of                                                                     Maximum Loan
 Security        Rate       Issuance  Maturity Date      Lending Company         Borrowing Company        Amount
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +
Demand Loan  250 bp         4/14/2004   On Demand    SE Acquisition, L.P.     Enron Corp                $ 60,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                            Merlin Acquisition,
Demand Loan  250 bp         4/14/2004   On Demand    L.P.                     Enron Corp                $ 15,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +             On Demand or   Enron North America
 Term Loan   250 bp         4/16/2004   4/16/2009    Corp.                    JILP-L.P., Inc.           $    600,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +             On Demand or   Enron North America
 Term Loan   250 bp         4/16/2004   4/16/2009    Corp.                    Enron Capital Corp.       $    650,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 Mo LIBOR +                                                     Cherokee Finance
Demand Loan  250 bp         6/17/2004   On Demand    Enron Corp               Partners, V.o.F.i.l.      $    500,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +                                                     Smith Street Land
Demand Loan  250 bp         6/29/2004   On Demand    Enron Corp               Company                   $ 55,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +                            Smith Street Land
Demand Loan  250 bp         8/3/2004    On Demand    Company                  Enron Corp                $ 50,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +                                                     Louisiana Gas Marketing
Demand Loan  250 bp         6/29/2004   On Demand    Enron Corp               Company                   $     25,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +                                                     Louisiana Resources
Demand Loan  250 bp         6/29/2004   On Demand    Enron Corp               Company                   $     50,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +
Demand Loan  250 bp         6/29/2004   On Demand    Enron Corp               LGMI, Inc.                $     25,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +                                                     Enron Power Holdings
Demand Loan  250 bp         8/10/2004   On Demand    Enron Corp               Corp.                     $     25,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +
Demand Loan  250 bp         8/10/2004   On Demand    Enron Corp               Enron Capital LLC         $     25,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +
Demand Loan  250 bp         3/15/2004   On Demand    Enron Corp               Enron North America Corp  None
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +                            Enron North America
Demand Loan  250 bp         5/16/2002   On Demand    Corp                     Roseville                 $ 25,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +                            Enron North America      Midway Development
Demand Loan  250 bp         4/11/2002   On Demand    Corp                     Company LLC               $ 25,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +                                                     Enron Renewable Energy
Demand Loan  250 bp         4/11/2002   On Demand    Enron Corp               Corp                      $  1,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +                                                     Enron LNG Power
Demand Loan  250 bp         4/11/2002   On Demand    Enron Corp               (Atlantic) LTD            $    100,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
                                                                              Portland General
             1 mo LIBOR +                                                     Holdings, Inc. Umbrella
Demand Loan  250 bp         3/31/2005   On Demand    Enron Corp               Trust                     $  7,000,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or                            Zond Windsystems
Demand Loan  250 bp         4/13/2005  04/13/2010    Enron Corp.              Management II LLC         $     10,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or                            Zond Windsystems
Demand Loan  250 bp         4/13/2005  04/13/2010    Enron Corp.              Management III LLC        $     10,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or                            Zond Windsystems
Demand Loan  250 bp         4/13/2005  04/13/2010    Enron Corp.              Management IV LLC         $     10,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or                            Zond Windsystems
Demand Loan  250 bp         4/13/2005  04/13/2010    Enron Corp.              Management V LLC          $     10,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or                            Enron International
Demand Loan  250 bp         5/10/2005  05/10/2010    Enron Corp.              Development Services LLC  $     50,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or                            Enron Preferred Funding
Demand Loan  250 bp         5/10/2005  05/10/2010    Enron Corp.              II, L.P.                  $     50,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or
Demand Loan  250 bp         5/10/2005  05/10/2010    Enron Corp.              Fishtail LLC              $     50,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------


                                    --------------------------------------------
                                      For the period 7/1/2005 through 9/30/2005
             ---------------- ----- -------------- -------------- -------------- -------------
               Principle                                                           Principle
               & Accrued                                              Accrued      & Accrued
 Type of       Interest                                               Interest     Interest
 Security      06/30/2005              Advances      Repayments       09/30/05     09/30/2005*
------------ ---------------- ----- -------------- -------------- -------------- -------------
Demand Loan  $ 63,336,029           $        -     $       -       $ 911,628     $ 64,247,657
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $ 15,834,007           $       -      $      -        $ 227,907     $ 16,061,914
------------ ---------------- ----- -------------- -------------- -------------- -------------

 Term Loan   $    534,989           $       -      $      -        $   7,685     $    542,675
------------ ---------------- ----- -------------- -------------- -------------- -------------

 Term Loan   $    616,827           $       -      $      -        $   8,783     $    625,610
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $     76,206           $       -      $      -        $   1,110     $     77,316
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $  1,183,361           $       -      $      -        $  17,245     $  1,200,607
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $         60           $       -      $      -        $      -      $         60
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $     88,163           $       -      $      -        $   1,293     $     89,457
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $     68,006           $       -      $      -        $     997     $     69,003
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $     20,004           $       -      $      -        $     298     $     20,302
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $    165,298           $       -      $      (40)     $   2,429     $    167,687
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $      1,303           $       -      $      -        $      19     $      1,322
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $ 14,489,181           $       -      $   (30,314)    $ 215,422     $ 14,674,290
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $  1,325,354           $       -      $      -        $  18,044     $  1,343,398
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $    341,393           $       -      $      -        $  (8,495)    $    332,898
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $    231,591           $       -      $     (1,111)   $   3,381     $    233,861
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $         -            $       -      $      -        $      -      $          -
------------ ---------------- ----- -------------- -------------- -------------- -------------


Demand Loan  $  7,146,277           $       -      $ (7,000,000)   $  33,600     $    179,877
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $        857           $       -      $      -        $      13     $        870
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $        857           $       -      $      -        $      13     $        870
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $        857           $       -      $      -        $      13     $        870
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $        857           $       -      $      -        $      13     $        870
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $        202           $       -      $      -       $        3     $        205
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $        202           $       -      $      -       $        3     $        205
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $        202           $       -      $      -       $        3     $        205
------------ ---------------- ----- -------------- -------------- -------------- -------------




ENRON Corp & Subsidiaries
Intercompany Loan Activity for the period July 1, 2005 - September 30, 2005
Notes issued from 12/2/01 to 9/30/2005


------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------


 Type of       Interest     Date of                                                                     Maximum Loan
 Security        Rate       Issuance  Maturity Date      Lending Company         Borrowing Company        Amount
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or                            Enron Northwest Assets,
Demand Loan  250 bp         5/10/2005  05/10/2010    Enron Corp.              LLC                       $     50,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or                            Enron Northwest
Demand Loan  250 bp         5/10/2005  05/10/2010    Enron Corp.              Finance, LLC              $     50,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or                            Enron Global Power &
Demand Loan  250 bp         5/19/2005  05/19/2010    Enron Corp.              Pipelines L.L.C.          $     25,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or
Demand Loan  250 bp         5/20/2005  05/20/2010    Enron Corp.              ES Power I LLC            $     50,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or
Demand Loan  250 bp         5/20/2005  05/20/2010    Enron Corp.              ES Power 3 LLC            $     50,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or
Demand Loan  250 bp         5/25/2005  05/25/2010    Enron Corp.              ET Power 3 LLC            $     50,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or
Demand Loan  250 bp         5/25/2005  05/25/2010    Enron Corp.              Tombstone Assets, L.L.C.  $     50,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
                                                     Enron Capital & Trade
             1 mo LIBOR +                            Resources
Demand Loan  250 bp         6/8/2005    38,564.00    International Corp.      Enron Holdings 1, S.L.    $    300,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or   Enron North America
Demand Loan  250 bp         6/13/2005  06/13/2010    Corp.                    Enron Capital Corp.       $  1,497,253
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or   Enron North America      Antelope Valley Energy
Demand Loan  250 bp         6/13/2005  06/13/2010    Corp.                    Facility, L.L.C.          $     48,861
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or   Enron Expat Services     Enron Overseas Services
Demand Loan  250 bp         6/13/2005  06/13/2010    Inc.                     Corp.                     $     38,814
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or                            Tacke Wind Energy India
Demand Loan  250 bp         6/13/2005  06/13/2010    Enron Wind LLC           Private Limited           $     22,622
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or                            Enron Investment
Demand Loan  250 bp         6/13/2005  06/13/2010    Enron Corp.              Partners Co.              $      6,265
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or
Demand Loan  250 bp         6/13/2005  06/13/2010    Enron Corp.              EBS Investments, L.L.C.   $      1,956
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or                            Sequoia Financial
Demand Loan  250 bp         6/13/2005  06/13/2010    Enron Corp.              Assets LLC                $     25,159
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or                            Enron Comercializadora
Demand Loan  250 bp         6/13/2005  06/13/2010    Enron South America LLC  de Energia Ltda.          $     21,892
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
             1 mo LIBOR +             On Demand or
Demand Loan  250 bp         7/6/2005   07/06/2010    Enron Corp               ES Power 2 LLC            $     50,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------
                                                                              Enron International
             1 mo LIBOR +             On Demand or                            Argentina Investments
Demand Loan  250 bp         7/20/2005  07/20/2010    Enron Corp               Ltd                       $    100,000
------------ ------------- ---------- -------------- ------------------------ ------------------------- ------------

* Balance at 9/30/2005 includes allocations as advances and/or repayments on the outstanding loan balance as applicable.


                                    --------------------------------------------
                                      For the period 7/1/2005 through 9/30/2005
             ---------------- ----- -------------- -------------- -------------- -------------
               Principle                                                           Principle
               & Accrued                                              Accrued      & Accrued
 Type of       Interest                                               Interest     Interest
 Security      06/30/2005              Advances      Repayments       09/30/05     09/30/2005*
------------ ---------------- ----- -------------- -------------- -------------- -------------
Demand Loan  $        202           $       -      $      -       $        3     $        205
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $        202           $       -      $      -       $        3     $        205
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $     92,717           $       -      $      -       $    1,381     $     94,098
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $        306           $       -      $      -       $        5     $        310
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $     27,242           $       -      $      -       $      410     $     27,651
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $        306           $       -      $      -       $        5     $        310
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $        666           $       -      $      -       $       10     $        676
------------ ---------------- ----- -------------- -------------- -------------- -------------


Demand Loan  $         -            $       -      $      -       $       -      $          -
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $      2,712           $      100     $      -       $    8,783     $     11,596
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $         -            $       -      $      -       $       -      $          -
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $         -            $       -      $      -       $       -      $          -
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $         -            $       -      $      -       $       -      $          -
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $        939           $       -      $      -       $       14     $        953
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $         -            $       -      $      -       $       -      $          -
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $         -            $       -      $      -       $       -      $          -
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $         -            $       -      $      -       $       -      $          -
------------ ---------------- ----- -------------- -------------- -------------- -------------

Demand Loan  $         -            $       -      $      -       $       -      $          -
------------ ---------------- ----- -------------- -------------- -------------- -------------


Demand Loan  $         -            $       -      $      -       $       -      $          -
------------ ---------------- ----- -------------- -------------- -------------- -------------


Portland General & Subsidiaries
                                                                                     ---------------------------------
Intercompany Loan Activity for the period July 1, 2005 - September 30, 2005           For the period 7/1/2005 through
                                                                                                9/30/2005
Notes issued from 12/2/01 to 9/30/2005                                               ---------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Principle                                  Principle &
                                                                    Maximum  & Accrued                        Advances   Accrued
  Type of   Interest Date of   Maturity  Lending        Borrowing   Loan     Interest                         Interest   Interest
 Security    Rate    Issuance    Date    Company        Company     Amount   06/30/2005 Advances  Repayments  09/30/05  09/30/2005*
-----------------------------------------------------------------------------------------------------------------------------------
Demand Loan 3% if   11/17/200O Demand  Salmon Springs   Portland
            balance                    Hospitality      General
            > $500k                    Group            Electric
                                                        Company     None    $  295,710  $  376,288  $(270,892)          $  401,108
-----------------------------------------------------------------------------------------------------------------------------------
Demand Loan 3% if   11/17/200O Demand  Integrated       Portland
            balance                    Utility          General                                                                  $
            > $500k                    solutions,       Electric                                                                 -
                                       Inc.             Company     None    $       -
-----------------------------------------------------------------------------------------------------------------------------------
Demand Loan 3% if   11/17/200O Demand  121 SW Salmon    Portland
            balance                    Street           General                                                                  $
            > $500k                    Corporation      Electric                                                                 -
                                                        Company     None    $       -
-----------------------------------------------------------------------------------------------------------------------------------
Demand Loan 3% if   11/17/200O Demand  Portland         Portland
            balance                    General          General                                                                  $
            > $500k                    Transport        Electric                                                                 -
                                       Corp             Company     None    $       -
-----------------------------------------------------------------------------------------------------------------------------------
Demand Loan 3% if   11/17/200O Demand  Portland General Portland
            balance                    Resource         General                                                                  $
            > $500k                    Development,     Electric                                                                 -
                                       Inc.             Company     None    $       -
-----------------------------------------------------------------------------------------------------------------------------------
Demand Loan 3% if   11/17/200O Demand  World Trade      Portland
            balance                    Center           General                                                                  $
            > $500k                    Northwest        Electric                                                                 -
                                       Corporation      Company     None    $       -
-----------------------------------------------------------------------------------------------------------------------------------